[Barrett Growth Fund Logo]

                                                                   Annual Report
                                                                   June 30, 2002

                                    BARRETT
                                  GROWTH FUND

LETTER TO
SHAREHOLDERS
JULY 16, 2002

Dear Fellow Shareholders:

We are pleased that on June 30, 2002 the Barrett Growth Fund completed its fourth fiscal year as a public mutual fund. Barrett Associates, Inc., a registered investment adviser founded in 1937, first offered the Fund in December, 1998. The mandate of the Barrett Growth Fund is to invest in high quality, well-managed growth companies that we purchase at reasonable prices using our investment disciplines, which help us navigate through difficult times for the stock market such as these. The results for the quarter, fiscal year and since inception are shown below.

                            TOTAL RETURN*<F1>             SINCE INCEPTION
                    3/31/02-6/30/02 6/30/01-6/30/02          12/29/98
                    FOURTH QUARTER  LAST 12 MONTHS  CUMULATIVE  AVERAGE ANNUAL
                    --------------  --------------  ----------  --------------
BARRETT GROWTH FUND    (15.76%)        (22.03%)      (17.25%)       (5.26%)
S&P 500 Index          (13.40%)        (17.99%)      (16.63%)       (5.07%)
Lipper Large-Cap
  Growth Funds Index   (15.82%)        (24.91%)      (32.32%)      (10.59%)

While growth stocks have suffered in the recent stock market environment, we are pleased that your fund has outperformed the average large cap growth stock mutual fund as measured by Lipper.

THE QUARTER IN REVIEW
---------------------

The US stock market continued its decline in the quarter ended June 30, 2002 with most all US indexes dropping by double-digit amounts. Investor enthusiasm was sapped by successive executive and corporate governance outrages; the latest and most noteworthy being the revelation by WorldCom. Needless to say, we do not own any WorldCom securities, nor any of the other companies such as Enron or Tyco that are alleged to have committed these misdeeds.

During the last quarter most of our holdings, with the market, declined at double-digit rates. Particularly vexing was the decline in our Health Care holdings, which had been delivering excellent fundamental results and historically have been "defensive" in market declines. It is difficult to talk about stellar performers in terms of price action because there were few. More important to the future performance of our investments are the results of current operations that, fortunately, by and large are improving.

Here is a graphical depiction of the sectors in the portfolio, which is well-diversified:

                AS OF 6/30/02, FIGURES AS A PERCENT OF EQUITIES
                -----------------------------------------------

                    Financial Services                   18%
                    Software/Electronics                  9%
                    Healthcare                           18%
                    ConsumerProducts & Services          19%
                    Telecom Services & Equipment          5%
                    Information Services                 14%
                    Energy                                6%
                    Basic Industry                       11%

*<F1> The performance data quoted represents past performance. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. As economic and market conditions change frequently, there can be no assurance that trends described will continue or that forecasts will come to pass.

THE PORTFOLIO
-------------

During the quarter we eliminated the holdings of HONEYWELL and EMC CORP., and initiated positions in four new companies:

CERTEGY CORP. (CEY) (FORMERLY EQUIFAX PAYMENT SERVICES) (0.81%) is a leading provider of credit and debit card processing to financial institutions and merchants worldwide. The company has been and should continue to be a major beneficiary of the trend toward electronic transactions.

GENERAL DYNAMICS (GD) (2.32%) has leading market positions in business aviation, mission critical information systems for defense, shipbuilding, and land/amphibious combat systems. It also is a leading manufacturer of business jets.

LOCKHEED MARTIN (LMT) (2.02%) was formed in March 1995 with the merger of two of the world's premier defense companies, Lockheed Corporation and Martin-Marietta. In 1996 Lockheed Martin completed its strategic combination with the defense electronics and systems integration business of Loral, and is now the largest US defense contractor.

L-3 COMMUNICATIONS (LLL) (1.57%) was formed in April 1997 with the purchase of business units that previously were owned by Loral and Lockheed Martin. L-3 is a leading supplier of secure communications technology, avionics, instrumentation and wireless products. They are also a leading supplier of cockpit data recorders and collision avoidance systems.

We expect the defense industry, especially producers of high tech defense electronics, will benefit from Washington's commitment to increased spending due to the war on terrorism and anticipated invasion of Iraq. The US defense budget, previously as high as 9% of government spending in the mid-1980's (and 3.5% in recent years), will increase at double-digit rates over the foreseeable future.

The best and worst performing holdings during the quarter were:

        BEST PERFORMING                          WORST PERFORMING
        ---------------                          ----------------
Company                      % Change      Company                     % Change
-------                      --------      -------                     --------
1. Lockheed Martin*<F2>         10%        1. EMC Corp. #<F3>            -41%
2. General Dynamics*<F2>         7%        2. Intel Corp.                -40%
3. United Parcel Service         2%        3. AOL TimeWarner             -38%
4. Equity Residential Prop.      0%        4. Genentech Inc.             -34%
5. BP PLC                       -4%        5. Oracle Corp                -30%

*<F2>  From date of purchase
#<F3> To date of sale

The largest equity positions as a percentage of equity at June 30th were as follows:

Computer Sciences Corporation  3.6%  Pfizer, Inc.                          3.3%
Zions Bancorporation           3.6%  The Goldman Sachs Group, Inc.         3.2%
PepsiCo, Inc.                  3.5%  Target Corporation                    3.2%
First Data Corporation         3.4%  Microsoft Corporation.                3.2%
Medtronic, Inc.                3.4%  United Parcel Service, Inc. - Class B 3.1%

INVESTMENT OUTLOOK
------------------

The critical issues facing investors today include:

1) The blow to confidence induced by fraud, conflicts of interest and general malfeasance perpetrated by corporate managements, auditors and Wall Street during a period of rapid growth and government deregulation;

2) Threats to our physical and economic well-being from terrorism, the Israeli-Arab conflict and the impending invasion of Iraq;

3) The slowdown in corporate profits growth from the 13.3% annualized rate (S&P 500 reported earnings) during the 1991-2000 period, which was fueled by globalization, capital investment and the telecom, Y2K, and internet build-outs.

Our views on these issues in turn:

1) We expect bi-partisan governmental efforts through new legislation, the SEC and the courts will restore investor confidence in the integrity of US accounting, management and capital generation by year-end. On August 14th, CEOs and CFOs will have to restate or attest to the veracity of 2001-2002 financial statements according to new SEC regulations. While this will accelerate a critical process of adopting more conservative accounting practices, we do not believe the aggregated value of earnings restatements for the 900 largest companies will be as significant as the media hysteria would have one believe. We also expect that by year-end, a restructuring of audit and investment banking firms to eliminate conflicts of interest to meet the new requirements will be evident. Although these events will take time, investor confidence will be restored.

2) We do not expect the threat of terrorism to go away. We do expect a "tax" on the economy and lower productivity growth from the costs of funding homeland security and increased defense spending. Our activist approach will hopefully keep the strife off-shore. In any event, we expect American citizens (and investors) will slowly adjust to the realities of a more uncertain world, and life will go on (and the markets will recover) as they did after the Cuban missile crisis in 1962 and other Cold War confrontations.

3) Assuredly the slow recovery from previous capital spending excesses, the "tax" from increased, non-productive spending (in the economic sense) on defense and security, more conservative accounting and restrained consumer, corporate and investor confidence mean slower earnings growth in the 2002-2007 time frame. However, inflation and interest rates are low, government fiscal and monetary policy are stimulative, and the recuperative powers of the US economy have historically proved impressive. We believe S&P 500 Operating Profits of $50 per share for 2003 indicate as of this writing a reasonable stock market valuation of 18x earnings. While more exogenous shocks may possibly send the market lower over the next 12 months, we expect the strength of the critical fundamentals will eventually exert themselves and that patient equity investors will be rewarded.

Thank you for choosing the Barrett Growth Fund. Please visit us at our web site, www.barrettassociates.com. If you have any questions, please call toll-
      -------------------------
free (877) 363-6333.

Sincerely,

/s/ Robert E. Harvey

Robert E. Harvey, CFA
President

/s/ Robert J. Voccola         /s/ Peter H. Shriver        /s/ Larry W. Seibert

Robert J. Voccola, CFA        Peter H. Shriver, CFA       Larry W. Seibert, CFA
Lead Portfolio Manager        Portfolio Manager           Portfolio Manager

                                                                 Lipper
Date            Barrett                      Russell            Large-Cap
              Growth Fund      S&P 500        3000         Growth Funds Index
----          -----------      -------       -------       ------------------
12/29/98         10,000         10,000       10,000              10,000
12/31/98         10,020          9,900        9,986               9,988
 6/30/99         10,940         11,126       11,120              11,186
12/31/99         13,380         11,983       12,072              13,466
 6/30/00         14,323         11,933       12,187              13,497
12/31/00         12,754         10,893       11,172              10,815
 6/30/01         10,613         10,163       10,489               8,996
12/31/01         10,029          9,598        9,892               8,233
 6/30/02          8,275          8,335        8,682               6,755

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 12/29/98 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 3000 INDEX - An unmanaged index which measures the performance of those companies within the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

LIPPER LARGE-CAP GROWTH FUNDS INDEX - An unmanaged index which measures the composite performance of the 30 largest "large-cap growth" mutual funds, as categorized by Lipper Inc.

                                       Average Annual Total Return
                                          through June 30, 2002
                               One Year        Three Year     Since Inception
                               --------        ----------     ---------------
Barrett Growth Fund            -22.03%           -8.89%            -5.26%
S&P 500                        -17.99%           -9.18%            -5.07%
Russell 3000                   -17.24%           -7.92%            -3.95%
Lipper Large-Cap
  Growth Funds Index           -24.91%          -15.47%           -10.59%

SCHEDULE OF INVESTMENTS
JUNE 30, 2002

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
             COMMON STOCKS - 92.77%

             BASIC INDUSTRY - 15.96%

             ENERGY - 5.54%
    8,500    Anadarko Petroleum
               Corporation                                         $   419,050
    8,000    BP p.l.c. ADR                                             403,920
                                                                   -----------
                                                                       822,970
                                                                   -----------

             INDUSTRIAL - 10.42%
    3,000    General Dynamics Corporation                              319,050
    6,000    General Electric Company                                  174,300
    4,000    L-3 Communications
               Holdings, Inc.*<F4>                                     216,000
    4,000    Lockheed Martin Corporation                               278,000
   15,000    Symbol Technologies, Inc.                                 127,500
    7,000    United Parcel Service,
               Inc. - Class B                                          432,250
                                                                   -----------
                                                                     1,547,100
                                                                   -----------
             Total Basic Industry                                    2,370,070
                                                                   -----------

             CONSUMER PRODUCTS
               & SERVICE - 17.90%

             CONSUMER PRODUCTS - 7.96%
    7,000    Colgate-Palmolive Company                                 350,350
   10,000    PepsiCo, Inc.                                             482,000
    8,000    Philip Morris Companies Inc.                              349,440
                                                                   -----------
                                                                     1,181,790
                                                                   -----------

             MEDIA &
               ENTERTAINMENT - 4.64%
   21,000    AOL Time Warner Inc.*<F4>                                 308,910
   38,000    Liberty Media Corporation*<F4>                            380,000
                                                                   -----------
                                                                       688,910
                                                                   -----------

             RETAILING - 5.30%
   11,500    Target Corporation                                        438,150
    9,500    The Home Depot, Inc.                                      348,935
                                                                   -----------
                                                                       787,085
                                                                   -----------
             Total Consumer Products
               & Services                                            2,657,785
                                                                   -----------

             FINANCIAL SERVICES - 16.25%

             FINANCIAL SERVICES - 13.35%
    6,000    American International
               Group, Inc.                                             409,380
    4,000    Fannie Mae                                                295,000
    7,500    State Street Corporation                                  335,250
    6,100    The Goldman Sachs Group, Inc.                             447,435
    9,500    Zions Bancorporation                                      494,950
                                                                   -----------
                                                                     1,982,015
                                                                   -----------

             REAL ESTATE - 2.90%
   15,000    Equity Residential                                        431,250
                                                                   -----------
             Total Financial Services                                2,413,265
                                                                   -----------

             HEALTHCARE - 16.88%
             BIOTECHNOLOGY - 4.91%
    8,200    Amgen Inc.*<F4>                                           343,416
   11,500    Genentech, Inc.*<F4>                                      385,250
                                                                   -----------
                                                                       728,666
                                                                   -----------

             MEDICAL DEVICES
               & SERVICES - 6.06%
   11,000    Medtronic, Inc.                                           471,350
    8,000    Stryker Corporation                                       428,080
                                                                   -----------
                                                                       899,430
                                                                   -----------

             PHARMACEUTICALS - 5.91%
    7,500    Eli Lilly and Company                                     423,000
   13,000    Pfizer Inc.                                               455,000
                                                                   -----------
                                                                       878,000
                                                                   -----------
             Total Healthcare                                        2,506,096
                                                                   -----------

             INFORMATION
               SERVICES - 12.42%

             BUSINESS SERVICES 9.04%
    9,500    Automatic Data Processing, Inc.                           413,725
    3,000    Certegy Inc.*<F4>                                         111,330
   12,700    First Data Corporation                                    472,440
   11,000    Paychex, Inc.                                             344,190
                                                                   -----------
                                                                     1,341,685
                                                                   -----------

             COMPUTER SERVICES
               & OUTSOURCING - 3.38%
   10,500    Computer Sciences
               Corporation*<F4>                                        501,900
                                                                   -----------
             Total Information Services                              1,843,585
                                                                   -----------

             SOFTWARE/
               ELECTRONICS - 8.45%

             ELECTRONICS - 3.85%
   17,500    Intel Corporation                                         319,725
    8,000    Linear Technology Corporation                             251,440
                                                                   -----------
                                                                       571,165
                                                                   -----------

             SOFTWARE - 4.60%
    8,000    Microsoft Corporation*<F4>                                437,600
   26,000    Oracle Corporation*<F4>                                   246,220
                                                                   -----------
                                                                       683,820
                                                                   -----------
             Total Software/Electronics                              1,254,985
                                                                   -----------

             TELECOMMUNICATIONS
               SERVICES &
               EQUIPMENT - 4.91%

             TELECOMMUNICATIONS
               SERVICES - 3.31%
    8,500    Verizon Communications Inc.                               341,275
   11,000    Vodafone Group PLC ADR                                    150,150
                                                                   -----------
                                                                       491,425
                                                                   -----------

             TELECOMMUNICATIONS & DATA
               NETWORK EQUIPMENT - 1.60%
   17,000    Cisco Systems, Inc.*<F4>                                  237,150
                                                                   -----------
             Total Telecommunications
               Services & Equipment                                    728,575
                                                                   -----------
             Total common stocks
               (Cost $14,749,961)                                   13,774,361
                                                                   -----------

PRINCIPAL
  AMOUNT
---------

             VARIABLE RATE
               DEMAND NOTES #<F5> - 4.98%
 $480,782    Firstar Bank, 1.5900%                                     480,782
  258,295    Wisconsin Electric Power
               Company, 1.4625%                                        258,295
                                                                   -----------
             Total variable rate demand
               notes (Cost $739,077)                                   739,077
                                                                   -----------
             Total investments - 97.75%
               (Cost $15,489,038)                                   14,513,438
             Other Assets less
               Liabilities - 2.25%                                     334,499
                                                                   -----------

             TOTAL NET ASSETS - 100.00%                            $14,847,937
                                                                   -----------
                                                                   -----------

 *<F4>  Non-income producing security.
 #<F5> Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. Interest rates change periodically at specified dates. The rates shown are as of June 30, 2002.

                 See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002

ASSETS:
     Investments in securities,
       at market value
       (Cost: $15,489,038)                                         $14,513,438
     Receivable for securities sold                                    172,118
     Receivable for fund
       shares purchased                                              1,564,521
     Dividends and interest receivable                                  15,813
     Prepaid assets                                                     10,236
                                                                   -----------
     Total assets                                                   16,276,126
                                                                   -----------

LIABILITIES:
     Payable for securities purchased                                1,363,037
     Payable to Adviser                                                 18,915
     Accrued expenses                                                   46,237
                                                                   -----------
     Total liabilities                                               1,428,189
                                                                   -----------
     Net assets applicable to
       outstanding capital stock                                   $14,847,937
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
     Capital stock                                                 $18,899,962
     Accumulated net realized
       loss on investments                                          (3,076,425)
     Unrealized depreciation
       on investments                                                 (975,600)
                                                                   -----------
     Total Net Assets                                              $14,847,937
                                                                   -----------
                                                                   -----------
Shares outstanding (unlimited
  shares of $0.001 par value
  authorized)                                                        1,839,131
                                                                   -----------

Net asset value, offering and
  redemption price per share                                       $      8.07
                                                                   -----------
                                                                   -----------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002

INVESTMENT INCOME:
     Dividend income (net of
       withholding tax of $1,725)                                  $   151,322
     Interest income                                                     8,960
                                                                   -----------
     Total investment income                                           160,282
                                                                   -----------

EXPENSES:
     Investment advisory fee                                           141,417
     Professional fees                                                  43,326
     Shareholder servicing fees
       and expenses                                                     36,494
     Distribution expenses                                              35,513
     Administration fees                                                30,978
     Fund accounting fees                                               24,261
     Federal and state registration                                     18,079
     Trustees fees and expenses                                          7,552
     Reports to shareholders                                             6,580
     Custody fees                                                        5,102
     Insurance expense                                                   3,164
                                                                   -----------
     Total expenses before
       Adviser reimbursement                                           352,466
     Less fees and expenses
       reimbursed and waived by Adviser                               (174,898)
                                                                   -----------
     Net expenses                                                      177,568
                                                                   -----------
     Net investment loss                                               (17,286)
                                                                   -----------

NET REALIZED AND
  UNREALIZED LOSSES:
     Net realized loss on investments                               (2,011,072)
     Net change in unrealized
       depreciation on investments                                  (1,500,542)
                                                                   -----------
     Net realized and unrealized
       losses on investment securities                              (3,511,614)
                                                                   -----------
     Net decrease in net assets
       resulting from operations                                   $(3,528,900)
                                                                   -----------
                                                                   -----------

                 See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED       YEAR ENDED
                                                JUNE 30, 2002     JUNE 30, 2001
                                                -------------     -------------
OPERATIONS:
   Net investment loss                           $   (17,286)      $   (64,591)
   Net realized loss on investments               (2,011,072)       (1,827,459)
   Net change in unrealized
     appreciation (depreciation) on investments   (1,500,542)       (3,756,125)
                                                 -----------       -----------
   Net decrease in assets
     resulting from operations                    (3,528,900)       (5,648,175)
                                                 -----------       -----------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                       4,004,527         4,012,203
   Proceeds from shares issued to holders
     in reinvestment of dividends                         --           108,176
   Cost of shares redeemed                        (1,120,199)       (4,308,594)
                                                 -----------       -----------
   Net increase (decrease) in net assets
     from capital share transactions               2,884,328          (188,215)
                                                 -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gain on investments                       --          (111,434)
                                                 -----------       -----------
   Net decrease in net assets from
     distributions to shareholders                        --          (111,434)
                                                 -----------       -----------

TOTAL DECREASE IN NET ASSETS                        (644,572)       (5,947,824)
                                                 -----------       -----------

NET ASSETS:
   Beginning of Year                              15,492,509        21,440,333
                                                 -----------       -----------
   End of Year                                   $14,847,937       $15,492,509
                                                 -----------       -----------
                                                 -----------       -----------

                 See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

                                                                                                   DECEMBER 29, 19981<F6>
                                                                 YEARS ENDED JUNE 30,                     THROUGH
                                                          2002           2001           2000           JUNE 30, 1999
                                                         ------         ------         ------      ----------------------

NET ASSET VALUE
Beginning of period                                      $10.35         $14.06         $10.94              $10.00
                                                         ------         ------         ------              ------

OPERATIONS
     Net investment loss2<F7>                             (0.01)         (0.02)         (0.03)              (0.01)
     Net realized and unrealized gains
       (losses) on securities                             (2.27)         (3.62)          3.40                0.95
                                                         ------         ------         ------              ------
          Total from investment operations                (2.28)         (3.64)          3.37                0.94
                                                         ------         ------         ------              ------

LESS DISTRIBUTIONS
          Distributions from capital gains                   --          (0.07)         (0.25)                 --
                                                         ------         ------         ------              ------
                                                             --          (0.07)         (0.25)                 --
                                                         ------         ------         ------              ------
NET ASSET VALUE
          End of period                                  $ 8.07         $10.35         $14.06              $10.94
                                                         ------         ------         ------              ------
                                                         ------         ------         ------              ------

Total return                                            (22.03%)       (25.90%)        30.92%               9.40%3<F8>

Net assets at end of period (000s omitted)              $14,848        $15,493        $21,440              $9,752

RATIO OF EXPENSES TO
  AVERAGE NET ASSETS
          Before expense reimbursement                    2.48%          2.27%          2.81%               5.22%4<F9>
          After expense reimbursement                     1.25%          1.25%          1.25%               1.44%4<F9>

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS
          Before expense reimbursement                   (1.35%)        (1.36%)        (1.85%)             (4.02%)4<F9>
          After expense reimbursement                    (0.12%)        (0.34%)        (0.29%)             (0.24%)4<F9>

          Portfolio turnover rate                           38%            39%            35%                 30%

1<F6>  Commencement of operations.
2<F7> Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
3<F8>  Not annualized.
4<F9>  Annualized.

                 See accompanying Notes to Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2002

1. ORGANIZATION     The Barrett Growth Fund (the "Fund") is a diversified series of The Barrett Funds (the "Trust"), a business trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the "Adviser") for the Fund and is responsible for managing the Fund's portfolio of securities.

2. SIGNIFICANT      a) Organization and Prepaid Initial Registration Expenses
ACCOUNTING          Expenses incurred by the Trust in connection with the
POLICIES            organization and the initial public offering of shares were expensed as incurred. These expenses were advanced by the Adviser, and the Adviser has agreed to voluntarily reimburse the Fund for these expenses, subject to potential recovery
                    (see Note 3). Prepaid initial registration expenses are deferred and amortized over the period of benefit.

                    b) Investment Valuation
                    Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and money market instruments are valued at the close of the NYSE. The value of these securities used in computing the NAV of each class is determined as of such time. Variable rate demand notes are valued at amortized cost, which approximates market value.

                    c) Federal Income Taxes
                    The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

                    As a result of permanent book-to-tax differences relating to a net operating loss and a distribution from a real estate investment trust, accumulated net investment loss has been increased by $17,286, accumulated undistributed net investment loss has been increased by $5,728 and capital stock has been decreased by $23,014.

                    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2002 the Fund had accumulated capital loss carryforwards for tax purposes of $346,228, expiring June 30, 2009, and $1,839,508, expiring June 30, 2010.

                    Additionally, for tax purposes, the Fund has elected to treat $1,257,115 of net capital losses incurred in the eight month period ended June 30, 2002 as having been incurred in the following fiscal year.

                    d) Use of Estimates
                    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                    e) Other
                    Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

3. AGREEMENTS       The Trust has an Investment Advisory Agreement (the
                    "Agreement") with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund's average daily net assets.

                    The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.25% of its average daily net assets until October 31, 2003. Accordingly, during the year ended June 30, 2002, the Adviser waived advisory fees and reimbursed other fund expenses in the amount of $174,898. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

                          YEAR OF EXPIRATION       RECOVERABLE AMOUNT
                          ------------------       ------------------
                               6/30/03                  $207,255
                               6/30/04                  $194,335
                               6/30/05                  $174,898

4. DISTRIBUTION     The Trust, on behalf of the Fund, has adopted a distribution
PLAN                plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1
                    Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5. INVESTMENT       The aggregate purchases and sales of securities, excluding
TRANSACTIONS        short-term investments, by the Fund for the year ended June
                    30, 2002 were as follows:

                                             PURCHASES           SALES
                                             ----------       ----------
                    U.S. Government          $        0       $        0
                    Other                    $7,252,544       $5,273,224

                    At June 30, 2002, gross unrealized appreciation and depreciation of investments and distributable income for tax purposes were as follows:

                    Appreciation                                    $1,419,512
                    (Depreciation)                                  (2,029,763)
                                                                    ----------
                    Net unrealized depreciation on investments      $ (610,251)
                                                                    ----------
                                                                    ----------
                    Undistributed tax-exempt ordinary income        $       --
                    Undistributed ordinary income                           --
                    Undistributed long-term capital gain                    --
                                                                    ----------
                    Distributable income                            $       --
                                                                    ----------
                                                                    ----------

                    The difference between the book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

                    At June 30, 2002, the cost of investments for tax purposes was $15,123,689.

6. SHARES OF                                        YEAR ENDED     YEAR ENDED
BENEFICIAL                                         JUNE 30, 2002  JUNE 30, 2001
INTEREST                                           -------------  -------------
                    Shares sold                       462,128        319,858
                    Shares reinvested                       0          9,906
                    Shares redeemed                  (119,889)      (358,236)
                                                    ---------      ---------
                    Net increase (decrease)
                      in shares                       342,239        (28,472)
                    Shares outstanding:
                    Beginning of year               1,496,892      1,525,364
                                                    ---------      ---------
                    End of year                     1,839,131      1,496,892
                                                    ---------      ---------
                                                    ---------      ---------

7. DISTRIBUTIONS    The tax character of the distributions paid during the
TO SHAREHOLDERS     fiscal years ended June 30, 2002 and 2001 were as follows:

                                                     2002             2001
                                                     ----             ----
                    Distributions paid from:
                    Ordinary income                $     --         $ 94,279
                    Long-term capital gain               --           17,155
                                                   --------         --------
                                                   $     --         $111,434
                                                   --------         --------
                                                   --------         --------

8. ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES (UNAUDITED)

INDEPENDENT TRUSTEES

                                                                                                     # OF
                                                                                                     PORTFOLIOS
                                                                                                     IN FUND       OTHER
                            POSITION(S)   TERM OF OFFICE                                             COMPLEX       DIRECTORSHIPS
                            HELD WITH     AND LENGTH OF      PRINCIPAL OCCUPATION                    OVERSEEN      HELD BY
NAME, AGE AND ADDRESS       THE TRUST     TIME SERVED        DURING PAST FIVE YEARS                  BY TRUSTEE    TRUSTEE
---------------------       -----------   --------------     ----------------------                  ----------    -------------
Robert T. Hoffman (43)      Trustee       Indefinite Term    Independent Trustee of the              1             New Jersey
17 Hulfish Street                         2 Years Served     Trust since January 2001;                             State
Princeton, NJ 08540                                          Partner and Portfolio Manager                         Investment
                                                             of Candlewood Capital                                 Council
                                                             Management, LLC (private
                                                             investment fund manager),
                                                             Princeton, NJ since 2000;
                                                             Member of the New Jersey
                                                             State Investment Council from
                                                             1990 to present, and elected
                                                             Chairman in 2002; Managing
                                                             Director and Portfolio Manager
                                                             at Scudder, Stevens and Clark,
                                                             New York, NY from 1990 to 2000.

Ronald E. Kfoury (44)       Trustee       Indefinite Term    Independent Trustee of the              1             CDCOM
482 Menlo Oaks Drive                      4 Years Served     Trust since its inception in 1998;                    Clockware
Menlo Park, CA 94025                                         Chief Executive Officer of
                                                             Clockware, Inc. (software
                                                             company) since November 2000;
                                                             Managing Director, Analect,
                                                             Limited (management consulting)
                                                             from 1992 through 2000.

Edward J. Mazze, PhD. (61)  Trustee       Indefinite Term    Independent Trustee of the Trust        1             Washington
The University of                         2 Years Served     since January 2001; Dean, College                     Trust
  Rhode Island                                               of Business Administration of the                     Bancorp,
  College of                                                 University of Rhode Island since                      Inc.;
  Business Administration                                    1998; Director, Technitrol Inc.                       Technitrol,
301 Ballentine Hall                                          since 1985; Director, Washington                      Inc.
Kingston, RI 02881                                           Trust Bancorp. Inc. since 2000;
                                                             Honorary Board Member,
                                                             Delaware Valley College of
                                                             Science and Agriculture since
                                                             1997; Dean of the Belk College
                                                             of Business Administration of
                                                             The University of North Carolina
                                                             at Charlotte from 1993 to 1998.

INTERESTED TRUSTEES

Robert E. Harvey (48)1<F10> President     Indefinite Term    Trustee and President of the            1             Ashforth
565 Fifth Avenue            & Trustee     4 Years Served     Trust since its inception in                          Properties,
New York, NY 10017                                           1998; President and Chief                             Inc.
                                                             Operating Officer of Barrett                          Ashforth
                                                             Associates, Inc. since 1994;                          Capital LLC.
                                                             Director of The Ashforth
                                                             Company (commercial real
                                                             estate) since 1988; previously,
                                                             Director of U.S. Equities at
                                                             Bessemer Trust from 1991
                                                             until 1993 and Managing
                                                             Director at Scudder, Stevens
                                                             and Clark from 1976 until 1991.

AUDIT COMMITTEE

The Trust's Board of Trustees has established an Audit Committee that is made up entirely of all of the Independent Trustees as follows: Robert T. Hoffman, Ronald E. Kfoury and Edward J. Mazze. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee members meet at least once annually and meet with the independent auditor.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available free of charge upon request by calling the Fund toll-free at (877) 363-6333.

1<F10> Robert E. Harvey is an Interested Trustee because he is the President and Chief Operating Officer of Barrett Associates, Inc., the Fund's adviser.

REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

The Shareholders and Board of Trustees
The Barrett Funds

We have audited the accompanying statement of assets and liabilities of the Barrett Growth Fund a series of shares of The Barrett Funds (the "Fund"), including the schedule of investments as of June 30, 2002, and the related statement of operations, statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2001 and the financial highlights for the period December 29, 1998 through June 30, 1999 and the two years in the period ended June 30, 2001 were audited by other auditors whose report dated July 27, 2001 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Barrett Growth Fund as of June 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                    TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 25, 2002

                              BARRETT GROWTH FUND
                                565 Fifth Avenue
                              New York, NY  10017
                                 (877) 363-6333

INVESTMENT ADVISER
BARRETT ASSOCIATES, INC.
565 Fifth Avenue
New York, NY  10017

DISTRIBUTOR
T.O. RICHARDSON SECURITIES, INC.
2 Bridgewater Road
Farmington, CT  06032

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH  45202

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, PA  19103

AUDITORS
TAIT, WELLER & BAKER
8 Penn Center, Suite 800
Philadelphia, PA  19103